MUNICIPAL MORTGAGE & EQUITY, LLC
2004 NON-EMPLOYEE DIRECTORS’ SHARE PLAN

     1.     Purpose. The purpose of this 2004 Non-Employee Directors’ Share Plan (the “Plan”) of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the “Company”), is to advance the interests of the Company and its shareholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to promote ownership by such directors of a greater proprietary interest in the Company, thereby aligning such directors’ interests more closely with the interests of shareholders of the Company.

     2.     Definitions. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

     (a)     “Annual Award Amount” means an amount paid to a Participant as determined by the Board, in its sole discretion, from time to time.

     (b)     “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (b)     For purposes of the Plan, a “Change in Control” shall have occurred if:

(i) Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any entity controlling, controlled by or under common control with the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the combined voting power of the Company’s then outstanding voting securities or the then outstanding Shares (in either case, other than as a result of an acquisition of securities directly from the Company);

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 2(b)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii) the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

     (c)     “Deferred Share” means a credit to a Participant’s deferral account under Section 8 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

     (d)     “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include the rules promulgated thereunder and successor provisions and rules thereto.

     (e)     “Fair Market Value” of a Share means, as of any given date, the closing sales price of a Share on the New York Stock Exchange for such date or, if such day was not a trading day, the closing sales price for the most recent trading day prior to such date.

     (f)     “Option” means the right, granted to a director under Section 7, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock Options.

     (g)     “Participant” means any person who, as a non-employee director of the Company, has been granted a Restricted Share, an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

     (h)     “Restricted Share” means, an award of a Share that is subject to restrictions under Section 6.

     (i)     “Rule 16b-3” means Exchange Act Rule 16b-3 as from time to time in effect and applicable to the Plan and Participants.

     (j)     “Share” means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 9.

     3.     Shares Available Under the Plan. Subject to adjustment as provided in Section 9, the total number of Shares reserved and available for issuance under the Plan is 400,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares issued in connection with an award of Restricted Shares or Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Restricted Share or Option has been granted or credited in respect of a Deferred Share, except for purposes of issuance in connection with such Restricted Share, Option or Deferred Share; provided, however, that, if an Option expires for any reason without having been exercised in full or the Restricted Share or Deferred Share is forfeited, the Shares subject to the unexercised portion of such Option or credited in respect of a Restricted Share or Deferred Share will again be available for issuance under the Plan.

     4.     Administration of the Plan. The Plan will be administered by the Board of Directors of the Company (the “Board”); provided, however, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan. The Board shall have authority to (i) determine the number of Options, Shares, Restricted Shares or Deferred Shares to be credited to each Participant; (ii) determine the amount of cash fees eligible for deferral under the Plan; and (iii) determine or impose conditions on such Options, Shares, Restricted Shares and Deferred Shares and cash fees under the Plan as it may deem appropriate. The Participant shall take whatever additional actions and execute whatever additional documents the Board may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan.

     5.     Eligibility. Each director of the Company who, on any date on which an Option is to be granted under Section 6, a Restricted Share is to be granted under Section 7 or on which fees are to be paid that could be received in the form of Shares or deferred in the form of Deferred Shares under Section 8, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6, a Restricted Share under Section 7 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section 8. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

     6.     Options. An Option to purchase 7,000 Shares, subject to adjustment as provided in Section 9, will be automatically granted to a person who is first elected or appointed to serve as a member of the Board at or after the effective date of the Plan, on the date of such election or appointment, if such director is eligible to be granted an Option at that date. Notwithstanding the foregoing, the Board may, in its discretion, grant additional Options (which are not to be treated as incentive options under Section 422 of the Code) to Participants from time to time.

     (a)     Exercise Price. The exercise price per Share purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

     (b)     Option Expiration. A Participant’s Option will expire at the earlier of (i) 10 years after the date of grant or (ii) one year after the date the Participant ceases to serve as a director of the Company for any reason.

     (c)     Exercisability. Unless otherwise provided by the Board, no Option may be exercised unless and until it has become exercisable in accordance with this Section 6(c). A Participant’s Option received upon initial election or appointment will become exercisable in three equal annual installments commencing at the earlier of the next anniversary of the director’s initial election or appointment and the next Annual Meeting of Shareholders; provided, however, that a Participant’s Option (granted pursuant to Section 6) will become immediately exercisable in full at the time the Participant ceases to serve as a director due to death or disability or upon a Change in Control; and provided further, that a Participant’s Option may be exercised after the Participant ceases to serve as a director for any reason other than death or disability only to the extent that the Option was exercisable at the date he or she ceased to be a director or has become exercisable pursuant to this Section 6(c) within two months after the date he or she ceased to be a director.

     (d)     Method of Exercise. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of

Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option or other award less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

     7.     Restricted Shares. An annual award of Restricted Shares, in an amount equal to the Annual Award Amount divided by the Fair Market Value of a Share on the date of such grant, shall automatically be granted to each member of the Board on the date of the final adjournment of the Company’s Annual Meeting of Shareholders each year, if such director is eligible to be granted Restricted Shares at that date. Notwithstanding the forgoing, the Board, in its discretion may make additional grants of Restricted Stock to Participants from time to time.

     (a)     Restrictions and Conditions. Unless otherwise provided by the Board, Restricted Shares awarded to a Participant shall be subject to a restriction from any voluntary or involuntary sale, transfer, pledge, anticipation, alienation, encumbrance or assignment unless the restrictions on such shares have lapsed and vest in accordance with this Section 7(a). Restricted Shares received on the date of each Annual Meeting of Shareholders will vest at the earlier of the next anniversary of the grant of such Restricted Shares and the next Annual Meeting of Shareholders; provided, however, that a Participant’s Restricted Shares (granted pursuant to Section 7) will become fully vested at the time the Participant ceases to serve as a director due to death or disability or upon a Change in Control; and provided further, that a Participant’s Restricted Shares will become fully vested after the Participant ceases to serve as a director for any reason other than death or disability only to the extent that the Restricted Shares are vested at the date he or she ceased to be a director or has vested pursuant to this Section 7(a) within two months after the date he or she ceased to be a director. Restricted Shares that will, at the time the Participant ceases to be a director, remain subject to restriction shall be forfeited and reacquired by the Company. Except to the extent restricted under this Section 7(a), a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon (as described below).

     (b)     Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

     (c)     Dividends and Distributions. Dividends paid on Restricted Shares shall be either paid at the dividend payment date in the form the dividends are paid to other shareholders, in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Shares or other investment vehicles, as the Board shall determine or permit the Participant to elect. Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property are distributed.

     8.     Receipt of Shares or Deferred Shares In Lieu of Fees. Each director of the Company may elect to be paid fees, in his or her capacity as a director (including the Annual Award Amount, annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of receipt of such fees, if such director is eligible to do so under Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 8.

     (a)     Elections. Each director who elects to be paid fees for a given calendar year in the form of Shares or to defer such payment of fees in the form of Deferred Shares for such calendar year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; provided, however, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness (in either case, with respect to the fees not earned as of the date of such election). An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 8(a). The election must specify the following:

(i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

(ii) In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company).

     (b)     Payment of Fees in the Form of Shares. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant’s election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant’s account. If fractional Shares are not so credited, any part of the Participant’s fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 8).

     (c)     Deferral of Fees in the Form of Deferred Shares. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 8. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant’s deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant’s election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

     (d)     Crediting of Dividend Equivalents. Whenever dividends are paid or distributions are made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant’s deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

     (e)     Settlement of Deferred Shares. The Company will settle the Participant’s deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share remaining at a time when less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant’s election filed in accordance with Section 8(a); provided, however, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

     (f)     Unforeseen Emergency. Notwithstanding the foregoing provisions of this Section 8, a Participant may receive any amounts deferred by the Participant in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Board in its sole discretion, is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or “dependent,” as defined in Section 152(a) of the Code, of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(i) through reimbursement or compensation by insurance or otherwise,

(ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

(iii) by future cessation of the making of additional deferrals.

     Without limitation, the need to send a Participant’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

     (g)     Nonforfeitability. The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

     9.      Adjustment Provisions.

     (a)     Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, share split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant’s rights under the Plan (which would not include a transaction in which public stockholders retain no interest in the surviving company), then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3, (ii) the number and kind of Shares to be subject to each automatic grant of an Option under Section 6, (iii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iv) the number and kind of Shares to be subject to each automatic grant of Restricted Shares under Section 7, (v) the kind of Shares to be issued in lieu of fees under Section 8 and (vi) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 8. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and Restricted Shares and potential grants of Options and Restricted Shares and the value of outstanding Deferred Shares.

     (b)     Insufficient Number of Shares. If at any date an insufficient number of Shares are available under the Plan for the automatic grant of Options or Restricted Shares or the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, Options and Restricted Shares will first be automatically granted proportionately to each eligible director, to the extent Shares are then available (provided that no fractional Shares will be issued with respect to such Options or Restricted Shares) and otherwise as provided under Section 6 and Section 7, and then, if any Shares remain available, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 8.

     10.     Interpretation and Other Rules. The Board may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Board may (i) interpret the Plan and any agreements under Section 12(a), with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided, that the Board’s interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such interpretations are made exclusively by members of the Board who are individuals who served as Board members before the Change in Control; and (ii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Board, with respect to any grant of Restricted Shares or an Option, may exercise its discretion hereunder at the time of the grant or thereafter.

     11.     Changes to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Restricted Shares or Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company’s shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

     12.     General Provisions.

     (a)     Agreements. Options, Restricted Shares, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board may from time to time approve.

     (b)     Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Option or award of Restricted Shares, in payment of any directors’ fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (c)     Compliance. The obligation of the Company to provide Shares under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board. The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to rights under the Plan. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any agreement under Section 12(a) which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

     (d)     Limitations on Transferability. Options, Restricted Shares, Deferred Shares, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant’s death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options, Restricted Shares, and Deferred Shares (and rights relating thereto) may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant for purposes of the Participant’s estate planning or at the Participant’s death, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares related thereto on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan. The Company may rely upon the beneficiary designation last filed in accordance with this Section 12(d). Options, Restricted Shares, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

     (e)     No Fiduciary Relationship. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its subsidiaries, or their officers or the Board, on the one hand, and the Participant, the Company, its subsidiaries or any other person or entity, on the other.

     (f)     Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 12(f).

     (g)     Compliance with Rule 16b-3. It is the intent of the Company that this Plan complies in all respects with applicable provisions of Rule 16b-3. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to a transaction by a Participant, such provision will be construed or deemed amended to the extent necessary, to conform to the applicable requirements with respect to such Participant.

     (h)     No Right To Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

     (i)     No Shareholder Rights Conferred. Except as otherwise provided in Section 6(a), nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case of an Option, such Option is validly exercised in accordance with Section 6.

     (j)     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission thereof to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

     (k)     Limitation of Liability. Each member of the Board shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Board, nor any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and any officer or employee of the Company acting on behalf of the Board or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     (l)       Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

     (m)     Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     13.     Effective Date and Plan Termination. The Plan will be effective if, and at such time as, the Company’s 2004 Share Incentive Plan has become effective, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

As adopted by the Board:                     April 9, 2004